UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 16, 2013

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Exhibit 99.1 to this Form 8-K is Theravance, Inc.’s current investor presentation and is incorporated by reference herein.

With regard to expense guidance for 2013, we currently anticipate that total 2013 Research and Development expenses plus Selling, General and Administrative expenses will be in the range of $125 million to $135 million.  This guidance does not include stock-based compensation expense or any milestone payments to GlaxoSmithKline plc (GSK) under our long-acting beta2 agonist (LABA) collaboration with GSK.

Our expectations regarding our expenses for 2013 are forward-looking statements based solely on management estimates utilizing currently available information. As described below under “Note Regarding Forward-Looking Statements,” investors are cautioned that forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to these expected expenses and, accordingly, does not express an opinion or any other form of assurance with respect to these expectations.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the attached presentation contains certain “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events.  We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. The words “may”, “will”, “should”, “could”, “would”, “plan”, “anticipate”, “believe”, “estimate”, “intend”, “goal,” “project”, “potential”, “designed,” “expect”, “consistent”, “support”, “target” and “promising” and similar expressions are intended to identify such forward-looking statements.  Examples of such statements include statements relating to expense guidance for 2013, the status and timing of clinical studies, data analysis and communication of results, statements regarding the potential benefits and mechanisms of action of drug candidates, statements concerning the timing of seeking regulatory approval of our product candidates (including, with respect to VIBATIV®, statements regarding any expectation that we will be able to respond fully or adequately to the FDA’s requests using currently existing clinical data and any expectation that the FDA will approve the VIBATIV® nosocomial pneumonia NDA on the basis of existing preclinical and clinical data or at all), statements concerning the enabling capabilities of our approach to drug discovery and its proprietary insights, statements concerning expectations for the discovery, development and commercialization of product candidates and projections of revenue, expenses and other financial items.  These statements are based on the current estimates and assumptions of our management as of the date of this Current Report on Form 8-K and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause our actual results to be materially different from those reflected in its forward-looking statements.  Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to delays or difficulties in commencing or completing clinical and non-clinical studies, the potential that results of clinical or non-clinical studies indicate product candidates are unsafe or ineffective, our dependence on third parties in the conduct of our clinical studies, delays or failure to achieve regulatory approvals for product candidates, risks of relying on third-party manufacturers for the supply of our product and product candidates and risks of collaborating with third parties to discover, develop and commercialize products. These and other risks are described in greater detail under the heading “Risk Factors” contained in our Registration Statement on Form S-3 filed with the Securities and Exchange Commission (SEC) on January 16, 2013, and the risks discussed in our periodic filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We assume no obligation to update these forward-looking statements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1        Theravance Company Overview Presentation

*       *      *

Theravance, Inc. has filed a registration statement (including a preliminary prospectus) with the U.S. Securities and Exchange Commission (the “SEC”) on January 16, 2013 for the offering to which this communication relates. Before you invest, you should read the preliminary prospectus in that registration statement and other documents that the issuer has filed with the SEC for more complete information about the issuer and the offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, Theravance, Inc., any underwriter or any dealer participating in the offering will arrange to send you copies of the preliminary prospectus, without charge, if you request it by calling BofA Merrill Lynch at 866-500-5408. In addition, copies of the preliminary prospectus may be obtained from BofA Merrill Lynch, 222 Broadway, New York, NY 10038, Attn: Prospectus Department, or email dg.prospectus_requests@baml.com

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: January 16, 2013	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Financial Officer